SECOND LOAN MODIFICATION AGREEMENT
                       ----------------------------------



DATE:                      As of          January 10     ,  1997
                                  ---------------------

PARTIES:                   NATIONAL BANK OF ARIZONA
                           3101 North Central Avenue
                           Post office Box 80440
                           Phoenix, Arizona 85060-0440                 [ "Bank"]


                           POORE BROTHERS, INC.
                           2664 South Litchfield Road
                           Goodyear, Arizona 85338                 [ "Borrower"]


RECITALS:

         A. Borrower executed a Promissory Note dated September 11, 1996, in the original principal sum of $2,400,000.00, payable to the order of Bank (the "Note").

         B. In connection with Borrower' s executing the Note, Borrower and Bank entered into the Loan Agreement, with an effective date of September 11, 1996 (the "Loan Agreement").

         C. The Note is secured by, among others, the following documents, all of which documents securing the Note are hereinafter referred to collectively as the "Security Documents:"

         Deed of Trust, Security Agreement and Financing Statement, dated September 11, 1996, recorded September 13, 1996 an Instrument No. 96-0650008, official records of Maricopa County, Arizona.

         Assignment of Permits, Licenses, Approvals, Deposits, Contracts and Documents, dated September 11, 1996.

         Specific Assignment of Development Agreement, dated September 11, 1996.

         UCC-1 Financing Statement, dated September 11, 1996, recorded September 13, 1996, as Instrument No. 96-0650009, official records of Maricopa County, Arizona.

         UCC-1 Financing Statement, dated September 11, 1996, filed September 18, 1996, in File No. 935579, Arizona Secretary of State:

         D. At Borrower's request, the Bank and Borrower entered into the Loan Modification Agreement dated December 23, 1996 (the "First Modification").

         E. Borrower has requested that the Bank further modify the Note to again adjust the interest rate and apply the proceeds of the Bank-issued certificate of deposit in the amount of $1,250,000.00 currently held by Bank as additional collateral to permanently reduce the outstanding principal balance and maximum amount of the Note and establish an account from which funds shall be disbursed to pay for the cost of the Improvements prior to the disbursement of any additional proceeds of the Loan. Bank has agreed to do the foregoing, but only on the terms and subject to the conditions set forth hereinafter.

         NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties agree as follows:

AGREEMENTS:
-----------

         1. Accuracy of Recitals. Borrower hereby acknowledges the accuracy of the Recitals of this Agreement.

         2. Balance Due; Reduction of Loan Amount to be Advanced. Borrower acknowledges and agrees that the current principal balance of the Note is $1,248,117.42, and that interest under the Note has been paid to December 1, 1996 . Anything in the Note, the Loan Agreement or the Security Documents to the contrary notwithstanding, the maximum principal amount Bank shall be obligated to advance to Borrower shall be limited to $1,150,000.00 rather than the $2,400,000.00 amount previously provided for, and the Note, the Loan Agreement and the Security Documents are hereby amended accordingly.

         3. Amendment to Note. As of the date of this Agreement, the Note is hereby amended as follows: Any reference in the Note to the Principal Amount shall refer to $1,150,000.00 and not $2,400,000.00. The fifth (5th) sentence of the "VARIABLE INTEREST RATE" paragraph on the first page of the Note shall be revised in its entirety to read as follows:

         "The interest rate to be applied to the unpaid principal balance will be at a rate two (2.00) percentage points over the Index."

The second (2nd) sentence of the "LENDER'S RIGHTS" paragraph on the second page of the Note shall be revised in its entirety as follows:

         "Upon default, including failure to pay upon final maturity, Lender at its option, may also increase the variable interest rate on this Note to six (6.00) percentage points over the Index."

         4. Amendment to Loan Agreement. As of the date of this Agreement, the Loan Agreement is hereby amended as follows: The fifth sentence of the "VARIABLE INTEREST RATE" paragraph on page 4 of the Loan Agreement shall be revised in its entirety to read as follows:

         "The interest rate to be applied to the unpaid principal balance will be at a rate two (2.00) percentage points over the Index."

The Loan Agreement is hereby modified so that any reference in the Loan Agreement to the Loan Amount shall refer to $1,150,000.00 and not $2,400,000.00.

         5. Application of Proceeds of Certificate of Deposit. Contemporaneously with the execution of this Agreement and as a condition precedent to its effectiveness, Borrower shall authorize Bank to liquidate the Bank-issued certificate of deposit in the amount of $1,250,000.00 (account number 0005004270-1) (the "CD") currently held by Bank as additional collateral. The Bank shall use the proceeds of the CD to: (i) reduce the current principal balance  of the  Note to zero;  and (ii)  with  the  balance  of such  proceeds, establish a Bank-controlled interest bearing bank account (the "Reserve Account"). All interest accruing in the Reserve Account shall accrue to the Borrower's benefit and be added to the Reserve Account. So long as Borrower is not in default, the Reserve Account, rather than the proceeds of the Loan, shall be used to fund Advances until the Reserve Account has been reduced to zero. Thereafter, proceeds of the Loan shall be used to fund advances but only up to the maximum amount of $1,150,000.00. This Agreement shall not be effective unless and until the foregoing application of proceeds of the CD shall have occurred.

         6. Continuation of Liens and Security Interests. Borrower acknowledges and agrees that the Security Documents shall continue to secure the Note as amended herein. No payment or discharge of the lien of the Security Documents is intended by this Agreement and such liens and security interests shall continue in full force unimpaired from the date of their recording or filing.

         7. Representations. The Borrower represents, warrants and reaffirms that:

                (a) Borrower has no defense, setoff or counterclaim against Bank in regard to any of Borrower's obligations under the Note as modified herein.

                (b) The Note, the Loan Agreement and the Security Documents, as modified herein, is valid and binding upon Borrower and are enforceable in accordance with their terms.

                (c) The Security Documents secure the Note as modified herein.

                (d) No default or event of default has occurred and is continuing under the Note or the Loan Agreement and no event has occurred which, with the giving of notice or the passage of time, or both, would constitute such a default or event of default.

                (e) All representations and warranties made by the Borrower in the Note as amended and in the Loan Agreement as amended and the Security Documents continue to be true and correct and are hereby restated and reaffirmed.

                (f) Any financial statements and other financial information submitted to Bank with respect to the Borrower in order to induce Bank to enter into this Agreement are true, correct and complete.

                (g) The Claims referred to in paragraph 8 hereof, if any such Claims exist, are owed by the persons granting the releases made therein and they have not previously been assigned in whole or in part.

         8. Release of Claims. Borrower hereby releases Bank and its affiliates, subsidiaries, shareholders, directors, officers, employees and agents of and from all claims, complaints, demands, causes of action,damages, costs, expenses, fees, debts, liabilities or obligations of every kind, whether in law or in equity, direct or indirect, fixed or contingent, known or unknown, whether or not liquidated, and whether arising heretofore or hereafter, out of, by reason of, or related in any way to, any act or omission of Bank prior to the date hereof with respect to the Loan evidenced by the Note as amended herein, or with respect to the negotiation, execution, performance or enforcement of the Note as amended herein and the Loan Agreement and the Security Documents (collectively, the "Claims"). The Borrower acknowledges and understands that a general release may not, in some jurisdictions, extend to claims that the party granting the release does not know or suspect to exist in his favor at the time of executing the release and which, if known by such party, may have materially affected his determination to give a release. The Borrower waives the provisions of any law that purports to limit the foregoing release.

         9. Entire Agreement. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof and may not be altered or amended in any respect except in a writing signed by the party to be charged.

         10. No Waiver. This Agreement shall not constitute a waiver by Bank of any default by Borrower under the Note, the Loan Agreement or the Security Documents.

         11. Continuing Effectiveness. Except as modified herein, the Note, the Security Documents and the Loan Agreement shall remain in full force and effect.

         12. Binding Effect. This Agreement applies to, is binding upon, and inures to the benefit of, the parties hereto and their respective heirs, personal representatives, successors and assigns.

         13. Further Assurances. The parties shall execute, acknowledge and deliver any other documents or agreements an may reasonably be required in order to evidence or give effect to the provisions of this Agreement or to evidence the continuing effectiveness and perfection of the lien and the security interests created by the Security Documents, and/or any document executed in connection with this Agreement.

         14. Captions. Captions are for reference purposes only and shall not be used to construe this Agreement.

         15. Mutual Drafting. This Agreement has been drafted mutually by the parties and shall be interpreted neither for nor against any party.

         16. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Arizona.

         17. Arbitration Disclosures.

                a. ARBITRATION IS USUALLY FINAL AND BINDING ON THE PARTIES AND SUBJECT TO ONLY VERY LIMITED REVIEW BY A COURT.

                b. THE PARTIES ARE WAIVING THEIR RIGHT TO LITIGATE IN COURT, INCLUDING THEIR RIGHT TO A JURY TRIAL.

                c. PRE-ARBITRATION DISCOVERY IS GENERALLY MORE LIMITED AND DIFFERENT FROM COURT PROCEEDINGS.

                d. ARBITRATORS' AWARDS ARE NOT REQUIRED TO INCLUDE FACTUAL FINDINGS OR LEGAL REASONING AND ANY PARTY'S RIGHT TO APPEAL OR TO SEEK MODIFICATION OF RULINGS BY ARBITRATORS IS STRICTLY LIMITED.

                e. A PANEL OF ARBITRATORS MIGHT INCLUDE AN ARBITRATOR WHO IS OR WAS AFFILIATED WITH THE BANKING INDUSTRY.

         18. Arbitration Provisions. The Borrower hereby agrees an follows:

                a. Any controversy or claim between or among the parties, including but not limited to those arising out of or relating to the Loan, this Agreement or any agreements or instruments relating to the Loan or hereto or delivered in connection with the Loan or herewith, and including but not limited to a claim based on or arising from an alleged tort, shall at the request of any party be determined by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association. The arbitration proceedings shall be conducted in Phoenix, Arizona. The arbitrator(s) shall have the qualifications set forth in subparagraph (c) hereto. All statutes of limitations which would otherwise be applicable in a judicial action brought by a party shall apply to any arbitration or reference proceeding hereunder.

                b. In any judicial action or proceeding arising out of or relating to the Loan, this Agreement or any agreements or instruments relating to the Loan or hereto or delivered in connection with the Loan or herewith, including but not limited to a claim based on or arising from an alleged tort, if the controversy or claim is not submitted to arbitration as provided and limited in subparagraph (a) hereto, all decisions of fact and law shall be determined by a reference in accordance with Rule 53 of the Federal Rules of Civil Procedure or Rule 53 of the Arizona Rules of Civil Procedure or other comparable, applicable reference procedure. The parties shall designate to the court the referee(s) selected under the auspices of the American Arbitration Association in the same manner as arbitrators are selected in Association sponsored arbitration proceedings. The referee(s) shall have the qualifications set forth in subparagraph (c ) hereto.

                c. The arbitrator(s) or referees(s) shall be selected in accordance with the rules of the American Arbitration Association from panels maintained by the Association. A single arbitrator or referee shall be knowledgeable in the subject matter of the dispute. Where three arbitrators or referees conduct an arbitration or reference proceeding, the claim shall be decided by a majority vote of the three arbitrators or referees, at least one of whom must be knowledgeable in the subject matter of the dispute and at least one of whom must be a practicing attorney. The arbitrator(s) or referee(s) shall award recovery of all costs and fees (including attorneys' fees, administrative fees, arbitrator's fees, and court costs). The arbitrator(s) or referee(s) also may grant provisional or ancillary remedies such as, for example, injunctive relief, attachment, or the appointment of a receiver, either during the pendency of the arbitration or reference proceeding or as part of the arbitration or reference award.

                d. Judgment upon an arbitration or reference award may be entered in any court having jurisdiction, subject to the following limitation: the arbitration or reference award is binding upon the parties only if the amount does not exceed Four Million Dollars ($4,000,000.00); if the award exceeds that limit, either party may commence legal action for a court trial de novo. Such legal action must be filed within thirty (30) days following the date of the arbitration or reference award; if such legal action is not filed within that time period, the amount of the arbitration or reference award shall be binding. The computation of the total amount of an arbitration or reference award shall include amounts awarded for arbitration fees, attorneys' fees, interest and all other related costs.

                e. At the Bank's option, foreclosure under a deed of trust or mortgage may be accomplished either by exercise of a power of sale under the deed of trust or mortgage or by judicial foreclosure. The institution and maintenance of an action for judicial relief or pursuit of a provisional or ancillary remedy shall not constitute a waiver of the right of any party, including the plaintiff, to submit the controversy or claim to arbitration if any other party contests such action for judicial relief.

                f. Notwithstanding the applicability of other law to any other provision of this Agreement, the Federal Arbitration Act, 9 U.S.C. 1 et seq., shall apply to the construction and interpretation of this arbitration paragraph.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                  NATIONAL BANK OF ARIZONA

                                  By: /s/ Keith Maio
                                      -----------------------------

                                       Its: Sr. Vice President
                                            -----------------------

                                                             ["Bank"]

                                  POORE BROTHERS, INC., a Delaware corporation


                                  By: /s/ Jeffrey H. Strasberg
                                      -----------------------------
                                       Jeffrey H. Strasberg

                                       Its: Secretary/CFO
                                            -----------------------

                                                        ["Borrower"]
                                        6